SUPPLEMENT DATED APRIL 17, 2009 TO THE PROSPECTUS OF

Active Assets California Tax-Free Trust, dated October 31, 2008
Active Assets Government Securities Trust, dated October 31, 2008
Active Assets Institutional Government Securities Trust, dated October 31, 2008
Active Assets Institutional Money Trust, dated October 31, 2008
Active Assets Money Trust, dated October 31, 2008
Active Assets Tax-Free Trust, dated October 31, 2008
(each, the "Fund")

The Guarantee Program was initially scheduled to expire on December 18, 2008 and was subsequently extended by the U.S. Treasury Department until April 30, 2009. On March 31, 2009, the Treasury announced the further extension of the Guarantee Program until September 18, 2009, and the Fund will continue to participate in this Guarantee Program. Under the Guarantee Program, the U.S. Treasury will guarantee the share price of any participating fund as of the close of business on September 19, 2008. Only shareholders who held shares of the participating fund on September 19, 2008 will be covered under the Guarantee Program. Any additional investments made by a shareholder after September 19, 2008 in excess of the amount held on that date will not be covered. The Fund will bear the expenses of participating in the Guarantee Program and any subsequent extensions. Further information about the Guarantee Program can be obtained at www.ustreas.gov.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MULTIFNDSPT13